SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 7, 1998


                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635

           Delaware                                      33-0326866
(State or other jurisdiction of             (IRS Employer Identification Number)
incorporation or organization)


                 3550 General Atomics Court, San Diego, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (619) 455-2700
              (Registrant's telephone number, including area code)


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                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 5.  Other Event ..........................................................3

Item 7.  Exhibit ..............................................................3

Signature .....................................................................4


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ITEM 5.  OTHER EVENT

         On December 7, 1998, the Company  issued the press release  attached as
Exhibit 99.1 below.

ITEM 7.           EXHIBIT

         99.1   Press Release dated December 7, 1998.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 8, 1998


                                        GENTA INCORPORATED



                                        /s/ Kenneth G. Kasses, Ph.D.
                                        ----------------------------
                                        Kenneth G. Kasses, Ph.D.
                                        Chairman of the Board of Directors,
                                        President, Principal Executive Officer
                                        and Principal Financial Officer

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